Morgan Creek Series Trust

Prospectus dated August 15, 2013

Morgan Creek Tactical Allocation Fund
Class A (MAGTX)
Class C (MCGTX)
Class I (MIGTX)

Prospectus

August 15, 2013

This prospectus contains information about the Morgan Creek Tactical Allocation Fund that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-489-9939.

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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MORGAN CREEK TACTICAL ALLOCATION FUND - SUMMARY

Investment Objective

The Fund’s investment objective is to provide long-term total investment returns (capital gains plus income).

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Morgan Creek Tactical Allocation Fund. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions: Class A Shares” on page 19 of the prospectus.

SHAREHOLDER FEES (paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on Purchases (as a % of offering price)*	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price**)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	N/A	N/A	N/A
Short-Term Redemption Fee (as a % of amount redeemed, if applicable)	N/A	N/A	N/A
Maximum Account Fee	N/A	N/A	N/A

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fee	0.25%	1.00%	None
Other Expenses1	0.90%	0.90%	0.90%
Acquired Fund Fees and Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	2.09%	2.84%	1.84%
Fee Waiver and Expense Reimbursement***	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement****	2.09%	2.84%	1.84%

1	Other Expenses are estimated for the Fund for the current fiscal year and are based on Fund assets of $40,000,000.

*
For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (“NAV”) for $1 million or more that are subsequently redeemed within 12 months of purchase.

**	Class C shares are subject to a CDSC of 1.00% for redemptions within twelve months of investing.

***
The Adviser has contractually agreed to limit the expenses of the Fund through August 15, 2014, to 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I of average net assets, computed on a daily basis. The Adviser will pay all expenses, excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, in excess of such limitation. Acquired Fund Fees and Expenses are also excluded from this contractual limitation. The Adviser may rescind this contractual limitation on expenses any time after August 15, 2014.

****	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement excluding Acquired Fund Fees and Expenses would be 1.90% for Class A, 2.65% for Class C, and 1.65% for Class I.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects the contractual fee waivers and reimbursements through August 15, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$875	$1,192
Class C shares	$387	$880
Class I shares	$187	$579

	1 Year	3 Years
Expenses, assuming you kept your shares
Class A shares	$775	$1,192
Class C shares	$287	$880
Class I shares	$187	$579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

To achieve the Fund’s investment objective, Morgan Creek Capital Management, LLC (the “Adviser”) will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund will invest in an actively managed portfolio of global securities with the goal of achieving a lower level of volatility than traditional equity benchmarks. This broad diversification will enable an opportunistic approach to investing the Fund’s assets and attempt to mitigate overall portfolio risk by limiting the impact of any single investment decision on the Fund’s total return.  Allocation decisions will be driven by the Adviser’s views on various macroeconomic conditions, including, but not limited to, corporate profits, interest rates, inflation, demographic trends, sovereign debt levels and the outlook for global capital markets.  The Adviser may allocate portfolio holdings across asset classes and investment strategies at its discretion and without limitations.  The Fund anticipates that the weighting in international securities (i.e., securities issued by corporations and other entities that are located, headquartered, incorporated or otherwise organized outside the U.S.) will exceed 40% of the portfolio assets under normal economic conditions (however, the Adviser may determine that conditions warrant a lower level of exposure).  The Fund may use leverage through bank borrowing, reverse repurchase agreements or other transactions or arrangements.  In extreme market conditions, portfolio holdings may move to a more defensive posture and the allocations may differ significantly from those described above.

Under normal circumstances, the Fund’s portfolio will contain a mix of equity and fixed income securities.  The Fund may invest in private investment funds (often called hedge funds). However, at certain times, the market environment may dictate that the Fund emphasize equities or bonds, or may require the use of other securities, including, but not limited to, cash equivalents.

Equity investments will be made in domestic, international and emerging markets and may include common stock, preferred stock, convertible securities, warrants exchange-traded funds (“ETFs”) and mutual funds focused on equity securities.  Also, the Fund may invest up to 50% of its assets in options, futures and convertible securities.  Investments in foreign securities may include American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

Fixed income investments will be made in domestic, international and emerging markets, and may include debt instruments issued by governments, agencies or corporations that may have varying maturities, fixed rate and floating rate instruments, structured notes, bank loans, inflation-linked bonds and distressed securities.  Fixed income investments may be denominated in various currencies. The Fund may buy and sell futures contracts and options on those futures contracts.

The Fund's investment in illiquid securities may include: (1) private investment funds, vehicles or structures; (2) certain over-the-counter transactions; (3) thinly traded fixed income securities; and (4) restricted securities.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund, any one of which could adversely affect the Fund’s NAV and total return, are set forth below.

Allocation Risk. The Fund could lose money as a result of less than optimal or poor asset allocation decisions.

Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet is financial obligations or goes bankrupt.

Credit Risk.  It is possible that the issuer of a security will not be able to make payments of interest and principal when due or may default on its obligations.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying investment, index or rate.  Fluctuations in the values of derivative instruments may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses.  To the extent the judgment of the Adviser as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

Distressed Company Risk. Securities of distressed companies are speculative in nature and involve substantial risks.  Distressed companies are also subject to greater levels of issuer, credit, and liquidity risk than a portfolio that does not invest in such securities.

Emerging Market Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Equity Securities Risk. Equity securities may experience significant volatility and in certain periods may significantly underperform other types of securities. An adverse event may depress the price of a particular equity security. Prices of equity securities in general are sensitive to general movements in the stock markets and may fluctuate for many reasons, including investor perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting issuers occur.

Fixed Income Securities Risk. The value of fixed income securities could be affected by the credit quality of the issuer and interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Recent adverse conditions in the credit markets may cause interest rates to rise.  Fixed income securities are also subject to credit risk that the issuer will unable to repay the interest and principal in a timely manner.  In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Securities Risk. Foreign equity securities, including ADRs, involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including fluctuations in the rate of exchange between currencies and costs associated with currency conversion, market liquidity, and uncertain political and legal government policies that may restrict the Fund’s investment opportunities.  Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments.  In the event of nationalization, expropriation or other confiscation or capital controls, the Fund could lose its entire investment in foreign securities.  Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.  In addition, brokerage and transactions costs are generally higher for foreign securities than for U.S. investments.

Investment Company Risk. An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds. To the extent that the Fund is invested in underlying funds, including ETFs and open- and closed-end mutual funds, the Fund’s performance will be closely related to the risks associated with the securities and other investments held by the underlying funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the underlying funds to achieve their investment objectives.

Leverage Risk. Certain transactions or arrangements of the Fund, such as investment in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligation to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

Options and Futures Risk. The A futures contract is a contract to buy or sell a security at an agreed price on a specified future date. Depending on the change in value of the security between the time when the Fund enters into and closes out a future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the security will not correlate precisely with changes in the value of the security. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the security. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the security. Because the secondary market for futures contracts and options may be illiquid, the Fund may have to hold a contract or option when the Adviser would otherwise have sold it, or it may only be able to sell at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Fund.

Private Investment Fund Risk. Investment in private investment funds involves the same types of risks associated with an investment in any operating company. However, securities issued by private investment funds may be more illiquid than securities issued by other funds generally because the private funds’ underlying investments tend to be less liquid than other types of investments.

Short-Term Investments Risk. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates.

Performance

As of the date of this Prospectus, the Fund has not commenced operations. Performance history will be available for the Fund after it has completed its first calendar year of operations.

Portfolio Management

Investment Adviser

Morgan Creek Capital Management, LLC serves as investment adviser to the Fund.

Portfolio Manager

Mark W. Yusko
Lead Portfolio Manager
Since Inception

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange (“NYSE”) is open by using one of the following methods:

Regular Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	Express/Overnight Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Telephone: 1-855-489-9939	Through your Financial Intermediary or Broker

Shares may be purchased (or redemptions proceeds received) by electronic bank transfer, check or wire.  The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investment Minimums	Class A and C	Class I
New Accounts	$2,000	$1,000,000
New Accounts with an Automatic Investment Plan	$2,000	$1,000,000
Individual Retirement Accounts (IRAs)	$2,000
Subsequent Purchases
Regular Accounts and IRAs	$1,000

For more information on how to purchase and redeem shares of the Fund, please refer to the section in this prospectus entitled “Shareholder Information.”

Tax Information

Dividends and capital gain distributions you receive from your investment in the Fund will be treated as ordinary income or capital gains, and may also be subject to state and local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Banks, Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a bank, broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the bank, broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information about Certain of the Fund’s Principal Investment Strategies, Investments and Risks

general

To achieve the Fund’s investment objective, the Adviser will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund will invest in an actively managed portfolio of global securities with the goal of achieving a lower level of volatility than traditional equity benchmarks. This broad diversification will enable an opportunistic approach to investing the Fund’s assets and attempt to mitigate overall portfolio risk by limiting the impact of any single investment decision on the Fund’s total return.  Allocation decisions will be driven by the Adviser’s views on various macroeconomic conditions, including, but not limited to corporate profits, interest rates, inflation, demographic trends, sovereign debt levels and the outlook for global capital markets.  The Adviser may allocate portfolio holdings across asset classes and investment strategies at its discretion and without limitations.  The Fund anticipates that the weighting in international securities (i.e., securities issued by corporations and other entities that are located, headquartered, incorporated or otherwise organized outside the U.S.) will exceed 40% of the portfolio assets under normal economic conditions (however, the Adviser may determine that conditions warrant a lower level of exposure).  In extreme market conditions, portfolio holdings may move to a more defensive posture and the allocations may differ significantly from those described above.

Under normal circumstances, the Fund’s portfolio will contain a mix of equity and fixed income securities.  The Fund may invest in private investment funds. However, at certain times, the market environment may dictate that the Fund emphasize equities or bonds, or may require the use of other securities, including, but not limited to cash equivalents.

Equity investments will be made in domestic, international and emerging markets and may include common stock, preferred stock, convertible securities, warrants exchange-traded funds (“ETFs”) and mutual funds focused on equity securities.  Also, the Fund may invest up to 50% of its assets in options, futures and convertible securities.  Investments in foreign securities may include American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

Fixed income investments will be made in domestic, international and emerging markets and distressed issuers and may include debt instruments issued by governments, agencies or corporations that may have varying maturities, may include fixed rate and floating rate instruments, structured notes, bank loans and inflation-linked bonds.  Fixed income investments may be denominated in various currencies.

Principal Investments

The Adviser will utilize a disciplined investment process for portfolio construction and ongoing management of the Fund.  The Adviser will tactically allocate capital across a globally diverse set of strategies and securities based on various fundamental and technical factors in response to changing market conditions.  The comprehensive investment strategy of the Fund will allow the Adviser to capitalize on the greatest number of opportunities and construct the most efficient portfolio to achieve the Fund’s investment objective.  The Adviser will allocate capital based on investment themes related to the current investment environment and may implement those strategies either through instruments that provide exposure to a broad range of securities, such as ETFs or other Funds, or through individual securities where there is greater opportunity to express the underlying investment theme.  The construction of a broadly diversified global portfolio is designed to contribute to lower volatility of returns and reduced correlation to traditional assets.

The Fund may invest in a variety of securities and employ a number of investment techniques, each of which involves certain risks. The principal investment strategies the Fund will employ and the instruments the Fund will invest in are discussed below and a discussion of associated risks follows.

Convertible Securities.  Convertible securities are preferred stocks bonds, debentures, notes or other securities that are convertible into common stock.

Derivatives.  The Fund may invest in derivatives for hedging and non-hedging purposes.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.  Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. When the Fund invests in a derivative for non-hedging purposes, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option. The value of derivatives is determined from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, and swaps.

Credit Default Swaps.  Credit default swaps are contracts wherein the credit protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or an index of assets, each known as the reference entity or underlying asset. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk.

Forward Contracts.  A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The purchase or sale of a specified quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.  Forward contracts are the primary means of hedging currency exposure.

Futures Contracts.  Futures contracts are contracts providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

Options.  A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.

Total Return Swaps.  A total return swap is a contract where two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

Emerging Markets Securities.  Emerging market securities include securities and instruments that are domiciled in or economically tied to developing (or “emerging market”) countries.

Equity Securities.  Equity securities include common and preferred stock. Common stocks evidence ownership of a company.  Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. Preferred stock often does not carry voting rights.

Fixed Income Securities.  Fixed income securities include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities and corporate commercial paper; inflation-indexed bonds issued by governments and corporations; repurchase agreements; obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund will invest in fixed income securities that are rated “investment grade” at the time of investment or in unrated fixed income securities of comparable quality.

Foreign Currency.  Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options and foreign currency futures transactions.

Foreign Securities – Non-U.S. Traded.  Non-U.S. traded foreign securities include stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

Foreign Securities – U.S. Traded.  U.S. traded foreign securities include stocks, bonds and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

American Depositary Receipts (“ADRs”).  ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

Yankee Bonds and Similar Debt Obligations.  U.S. dollar-denominated bonds issued by foreign corporations or governments.

Investment Company Securities.  Investment company securities are shares of investment companies, which may be open- or closed-end funds. Investment companies may include money market funds and shares of other registered investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser, administrator or distributor. The Fund may purchase shares of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Closed-End Funds.  Funds traded on an exchange and are not redeemable on a continuous basis.

Exchange-Traded Funds (“ETFs”).  ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses

Private Investment Funds.  Private investment funds are unregistered private pools of investment capital with broad flexibility to buy or sell a wide range of assets, usually equity securities.

Short-Term Investments.  Short-term investments are investment grade, U.S. dollar-denominated debt securities that have remaining maturities of one year of less, including money market instruments, commercial paper, repurchase agreements, and certificates of deposits. These securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other bank obligations.  Short-term investments may carry fixed or variable interest rates.

Other Investments

Asset-Backed Securities.  Asset-backed securities include securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

Commodities.  The Fund may invest in commodities future contracts, including financial futures.

High Yield Debt Securities and “Junk Bonds.”  The Fund may invest in debt securities rated below investment grade and distressed debt, also known as “junk bonds.” High yield debt securities are a speculative investment.

Illiquid Securities.  Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Mortgage-Backed Securities.  Mortgage-backed securities are debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

Real Estate Investment Trusts (“REITs”).  REITs are pooled investment vehicles investing primarily in income-producing real estate or real estate loans or interest.

Restricted Securities.  Restricted securities include securities not registered under the Securities Act of 1933, as amended, such as privately placed commercial paper and Rule 144A securities.

Reverse Repurchase Agreements.  A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. Reverse repurchase agreements may be considered borrowings and the Fund investment in them is subject to the Fund’s limitation on borrowings. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements.

Securities Lending.  The Fund may lend up to 33 1/3% of the Fund’s total assets, plus the amount of the securities out on loan.  In return, the Fund will receive cash, other securities, and/or letters of credit. The Fund may borrow capital from banks to purchase securities, commonly referred to as leverage, in amounts not to exceed one-third of total Fund assets, as permitted by the 1940 Act and may also engage in securities lending activities to provide investment income.

Short Sales.  Short sales are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund purchases the security to return it to the lender.  The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement.  If the price of the security or derivatives has increased, then the Fund will incur a loss.  Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Short-Term Trading.  Short-term trading involves the sale of a security soon after its purchase. The Fund, by engaging in such trading, will have higher turnover rates and transaction expenses, and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income for federal income tax purposes.

Temporary Defensive Policy.  For temporary defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it is in the best interests of the Fund to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Warrants.  Warrants are securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase securities on a when-issued basis, may purchase and sell securities for delayed delivery and may make contracts to purchase or sell securities for a fixed price at a future date beyond normal settlement time (forward commitments).

Principal Investment Risks

Allocation Risk.  The Fund’s investment performance depends upon how its assets are allocated and reallocated. The asset allocation decisions that the Adviser makes may be less than optimal or poor. The Adviser attempts to identify asset allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Commodities Risk.  Commodity futures markets (including financial futures) are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. In addition, because of the low margin deposits normally required in commodity futures trading, a high degree of leverage is typical of a commodity futures trading account. As a result, a relatively small price movement in a commodity futures contract may result in substantial losses to the trader.  Commodity futures trading may also be illiquid. Certain commodity exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day's trading beyond certain set limits. If prices fluctuate during a single day's trading beyond those limits - which conditions have in the past sometimes lasted for several days in certain contracts - the Fund could be prevented from promptly liquidating unfavorable positions and thus be subject to substantial losses.

Convertible Securities Risk.  A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meets its financial obligations or goes bankrupt.

Credit Risk: Fixed income securities are subject to credit risk, which is the risk that an issuer of a bond may default on its obligation to pay or repay interest and principal. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

Derivatives Risk.  Investing in derivatives involves special risks including: (1) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (2) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (3) the risk that a particular derivative is valued incorrectly; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty may not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; (7) leverage; and (8) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.

Fluctuations in the value of derivatives may not correlate effectively with the overall securities markets or with the underlying security, index, asset or rate from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Adviser as to certain movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used.

Derivatives may be subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

These risks may increase when the Fund uses derivatives to enhance return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Fund’s derivatives strategy will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Distressed Company Risk. Investments in securities of distressed companies are speculative in nature and involve substantial risks.  Distressed companies include companies that are in financial difficulty and may and may include those undergoing a reorganization, financial restructuring, or bankruptcy.  Distressed companies are also subject to greater levels of issuer, credit, and liquidity risk than a portfolio that does not invest in such securities.  There is a risk that any current or future reorganization, financial restructuring or bankruptcy of the distressed company could result in a reduction in the value of the distressed company’s securities.

Emerging Market Risk. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed countries. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation. Investments in companies that are based in emerging market countries may have a more limited number of potential buyers. A market swing in one or more emerging market countries or regions where a fund has invested a significant amount of its assets may have a greater effect on a fund’s performance than it would in a more geographically diversified portfolio. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures and heightened operational risks, including risks related to foreign securities custody. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be highly volatile and are considered more risky than investments in developed markets.

Equity Securities Risk. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Fixed Income Securities Risk. The value of fixed income securities in which the Fund invests could be affected by the credit quality of the issuer and interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Recent adverse conditions in the credit markets may cause interest rates to rise.

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

The Fund may use foreign currency exchange transactions and other similar techniques, which involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Adviser’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. These investment techniques also tend to limit any potential gain that might result from an increase in the value of a hedged position.

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Income that the Fund receives from investing in foreign securities may be subject to withholding and other taxes, which reduces the yield. There may be less information publicly available about a foreign issuer and many foreign companies are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk. Growth stocks are stocks of companies believed to have above-average potential for growth in revenues and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

High Yield Risk. The Fund’s investment in debt securities rated below investment grade and unrated similar securities of similar credit quality (“junk bonds”) may be subject to greater levels of credit and liquidity risk. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Initial Public Offering (“IPO”) Risk. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability remain uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Investment Company Risk. Investments in open-end and closed-end funds and ETFs will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such mutual funds.  Investments in mutual funds will be valued at the NAVs provided by those funds (which may in certain circumstances be unaudited valuations). Such investments may cause the expense of investing in the Fund to be greater than an investment in other investment vehicles.

Leverage Risk.  Leverage increases returns to investors if the Fund earns a greater return on leveraged investments than the Fund's cost of such leverage. However, the use of margin borrowing exposes the Fund to additional levels of risk including (i) greater losses from investments than would otherwise have been the case had the Fund not borrowed to make the investments, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Fund's cost of leverage related to such investments. In case of a sudden, precipitous drop in value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Fund.

In an unsettled credit environment, the Fund may find it difficult or impossible to obtain leverage.  In such event the Fund could find it difficult to fully implement its strategy. In addition, any leverage obtained, if terminated on short notice by the lender, could result in the Fund being forced to unwind positions quickly and at prices below what the Fund deems to be fair value for the positions.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The Fund, as seller, may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Mid-Sized and Smaller Company Risk. Securities of medium and small capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, the Fund may exhibit additional volatility in a period of rising interest rates if it holds mortgage-backed securities (known as “extension risk”). Mortgage-backed securities may also be subject to prepayment risk; when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

Private Investment Fund Risk. Investment in private investment funds involves the same types of risks associated with an investment in any operating company.  Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

REIT-Related Risk. The value of the Fund’s REIT investments may be adversely affected by changes in the value of a REIT’s underlying property or the property secured by mortgages the REIT holds, or loss of REIT status. The Fund may also experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments. In addition, the value of a REIT’s shares could be adversely affected if the REIT fails to qualify for pass-through treatment under the Internal Revenue Code of 1986, as amended, or to maintain its exemption from registration under the 1940 Act.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements may be considered borrowings for some purposes and may create leveraging risk for the Fund.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or otherwise fails to perform. The risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers.  In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Short Sale Risk. A short sale of a security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it may be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value resulting in a loss. The seller of a short position generally realizes profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When making a short sale on a security, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. Also, there is the risk that the counterparty to the short sale may fail to honor its contract terms, resulting in a loss to the Fund.

Short-Term Investments Risk. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

When Issued, Delayed Delivery and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery of forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Portfolio Holdings Disclosure

The Fund’s portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

MANAGEMENT

Board of Trustees

The Fund’s Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

Investment Adviser

Morgan Creek Capital Management, LLC is the investment adviser for the Fund.  As the adviser, it has overall responsibility for directing the Fund’s investments and handling its business affairs.  The Adviser, located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517, is a North Carolina limited liability company. As of January 31, 2013, the Adviser’s assets under management were approximately $6.9 billion.

The Adviser also acts as servicing agent to the Fund (“Servicing Agent”), whereby it provides or procures certain shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Adviser, acting in the capacity of Servicing Agent, may, in turn, retain certain parties to act as sub-servicing agents (“Sub-Servicing Agents”) to assist with investor servicing and administration. The Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs Sub-Servicing Agents, the Servicing Agent compensates such Sub-Servicing Agents out of its own resources. The Adviser will pay the organizational costs of the Fund.

Management Fee and Expense Limitation

The Fund pays the Adviser a monthly management fee at a rate of 0.75% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Contract with respect to the Fund will be available in the Fund’s first report to shareholders filed after the Fund commences operations. When available, you may obtain a copy of the shareholder report, free of charge, by contacting the Fund by telephone at 1-855-489-9939 or in writing at Morgan Creek Tactical Allocation Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska  68154-1150.

The Adviser has contractually agreed to limit the expenses of the Fund through August 15, 2014, to 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I of average net assets, computed on a daily basis. The Adviser will pay all expenses, excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, in excess of such limitation. Acquired Fund fees and expenses are also excluded from this contractual limitation. The Adviser may rescind this contractual limitation on expenses any time after August 15, 2014.

Portfolio Managers

The personnel of the Adviser who have primary responsibility for management of the Fund are listed below.

Mark W. Yusko. Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of the Adviser since July 2004.  Prior to forming the Adviser, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004.  Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office. He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

The Fund’s SAI provides information about the portfolio manager’s compensation, other account managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) distributes the shares of the Fund pursuant to a Distribution Agreement with the Trust on behalf of the Fund. The Distributor offers the Fund’s shares on a continuous, best-efforts basis. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Adviser or any other service provider to the Fund.

Service Providers

Investment Adviser
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130

Administrator, Custodian and Fund Accountant
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska  68130-2095

Legal Counsel
Seward & Kissel LLP
901 K Street, N.W., Suite 800
Washington, D.C. 20001

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

SHAREHOLDER INFORMATION

Description of Share Classes

The Funds offers Class A, Class C and Class I shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A

Class A shares are subject to a front end sales load of up to 5.75%. The sales charge is deducted from your investment so that not all of your purchase payment is invested. There are several ways to reduce these sales charges.  For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

Class A shares are also subject to a distribution/service (“12b-1”) fee of up to 0.25% of assets on an ongoing basis.

Class C

Class C shares are not subject to a front end sales load. Class C shares are subject to CDSC of 1.00% for redemptions within twelve months of investing.

Class C shares are also subject to a 12b-1 fee of up to 1.00% of assets on an ongoing basis.

Class I

Class I shares are not subject to a front end sales load, CDSC or 12b-1 fee.

Purchase of Class I shares is limited to certain eligible investors who invest at least $1,000,000, including: 1) funds of funds; 2) participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a), of the Internal Revenue Code of 1986, as amended (the “Code”), including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan; 3) certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund; 4) endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform; 5) investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor (such investors will not be subject to the $1,000,000 minimum investment requirement); and 6) the Trustees and officers of the Fund and certain employees and affiliates of the Adviser, the Distributor and their affiliates (such investors will not be subject to the $1,000,000 minimum investment requirement); and other Funds that are managed by the Adviser.

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

Comparing Share Classes

Each investor’s financial considerations are different. Not all financial intermediaries offer all classes. Depending on your financial considerations, certain classes may have higher expenses than other classes, which may lower the return on your investment. You should consult your financial adviser to help you decide which share class is best for you.

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

Fees Paid on Purchases Through Financial Intermediaries

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and 12b-1 fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Fund may reimburse (out of the Fund’s general assets, in connection with omnibus accounts, or out of the Fund’s Class’ 12b-1 assets, if available) the Adviser for a portion of the sub-transfer agent fees paid to financial intermediaries.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial adviser, bank or trust company representative for assistance.

Sales Charge (Class A Shares only)

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers: Class A” are not eligible for sales commissions on purchases of $1 million or more.

Sales Charge Reductions: Class A Shares

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Rights of Accumulation. The value of eligible accounts in the Fund and other funds managed by the Adviser maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the table above). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include: 1) individual accounts; 2) joint accounts between the individuals described above; 3) certain fiduciary accounts; 4) single participant retirement plans; and 5) solely controlled business accounts.

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including  any applicable sales charge) or the public offering price (including any sales charges paid) originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund’s shares.

For further information on sales charges, please visit www.morgancreekfunds.com, call the Transfer Agent at 1-855-489-9939 or consult with your financial adviser.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial adviser, bank or trust company representative for assistance.

Sales Charge Waivers – Class A Shares
Initial sales charge on Class A shares will be waived for the following types of purchases:

1. Dividend reinvestment programs.

2. Purchase by any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise.

3. Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund, provided the reinvestment is made within 90 days of the redemption.

4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more who purchase directly from the Fund.

5. Purchase by a unit investment trust registered under the 1940 Act which has shares of the Fund as a principal investment.

6. Purchase by a financial institution, bank trust department, or by a trust company purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program, which has been approved by the Distributor, the Adviser or the Fund.

7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

8. Purchases by an entity performing services for a trust who acts in a fiduciary capacity on behalf of the client-shareholders who maintain an interest in an account with the Fund registered in the name of the trust entity who receives administrative services from such trust entity, which has entered into an agreement with the Distributor, the Adviser or the Fund.

9. Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi trust” provided that: i) the plan’s assets are at least $1,000,000; or ii) there are at least 100 employees eligible to participate in the plan.

10. Purchase by an employee or a registered representative of an entity with a selling agreement with the Fund’s Distributor to sell shares of the Fund.
11. Purchase by a current or former Trustee of the Fund’s board.

12. Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

13. Purchases by a registered management investment company that has an agreement with the Adviser or the Distributor for that purpose.

14. Purchase by a financial intermediary, provided the arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

15. Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Fund, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge, however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services.

Investors who qualify under any of the categories described above should contact their brokerage firms, financial intermediaries, banks or trust company representatives. For further information on sales charge waivers, call the Transfer Agent.

Contingent Deferred Sales Charge (CDSC) (Class A and Class C Shares only).  You pay a CDSC when you redeem Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase or when you redeem Class C shares within twelve months of purchase. The CDSC payable upon redemption of Class A or Class C shares in such circumstances is 1.00%. The CDSC is calculated based on the offering price at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time.

CDSC Waivers. The CDSC payable upon redemptions of shares will be waived for: 1) redemptions (i) within one year of a shareholder’s death or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of the applicable shares; 2) redemptions made with respect to certain retirement plans sponsored by the Fund, the Adviser or its affiliates; 3) minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan; 4) redemptions related to the payment of custodial IRA fees; 5) redemptions initiated by the Fund; 6) redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper; 7) redemptions when you can demonstrate hardship, in the absolute discretion of the Fund; and 8) redemptions of Class A shares where no broker was compensated for the sale.

CDSC Aging Schedule.  Certain investments in Class A or Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by transfers of registration, except as described in the SAI.

Distribution and Service Fees

The Fund has adopted plans (“Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. The Fund has adopted a Plan for each of its Class A and Class C shares. The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plans, Class A and Class C shares may pay distribution fees to the Distributor for distribution and sales support services. The Class A and Class C distribution fees may be used by the Distributor to pay affiliates of the Adviser for sales support services provided in connection with the sale of Class A or Class C shares and may also be used to pay brokers, dealers, financial institutions and industry professionals (including the Adviser and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I shares do not pay a distribution fee.

Under the Plans, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A and Class C shares in return for these fees. All Class A and Class C shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee.

Each of Class A and Class C Shares pay a 12b-1 fee at the annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of the Fund attributed to that Class. The fees may be used for distribution or service expenses but in the aggregate may not exceed 0.25% and 1.00%, respectively, of the daily net assets of each of Class A and Class C.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares.

In addition, the Fund may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Fund in light of the fact that other costs are avoided by the Fund where the intermediary, not the Fund’s service providers, provides administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

These avoided payments may be made in addition to fees paid to the Service Organizations by the Distributor from the assets of the Fund’s applicable Class’ 12b-1 Plan. In addition, the Adviser or its affiliates may pay to the Service Organizations fees for administration, networking, recordkeeping, sub-transfer agency and shareholder services at its own expense and out of its legitimate profits. These intermediaries also may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. These non-Plan payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Adviser and its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, the Adviser or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. The Adviser and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by the Adviser and its affiliates may be substantial. Payments by the Adviser may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from the Adviser, the Distributor or their affiliates. For more information, see the SAI.

Determination of Net Asset Value. The Fund is open for business each day the NYSE is open (a “Business Day”). The Fund normally determines its NAV per share once each business day as of the close of regular trading on the NYSE, which normally occurs at 4:00 p.m. Easter time.  The NAV is not calculated and the Fund will not process purchase and redemption requests submitted on days when the Fund is not open for business.

The NAV per share is based on the market value of investments held in the Fund. The NAV is calculated by dividing the value of the assets of the Fund less the Fund’s liabilities by the number of shares of the Fund outstanding. The Fund values each security or other investment pursuant to guidelines adopted by the Board of Trustees.

Equity and other securities are valued based on market quotations, official closing prices, or information furnished by a pricing service.  Certain short-term securities are valued on the basis of amortized cost. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAV per share as reported by the funds.

Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Fund’s Board of Trustees, under certain circumstances. Fair value pricing is be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurate reflect the price the Fund would have received had it sold the investment. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Fixed income securities are generally valued using prices provided directly by independent third party pricing services or provided directly from one or more broker dealers or market makers, each in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent the Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

For options, swaps and warrants, a fair value price may be determined using an intrinsic calculation, or by using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest dates. In addition, the Adviser, through its Valuation Committee may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Fund’s NAV calculations. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value foreign securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Fair valuation of a the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. While the Fund has policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security’s fair value, as determined in accordance with procedures approved by the Board of Trustees.

Purchase and Redemption of Shares

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	Express/Overnight Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-489-9939 for wiring instructions and notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange (“NYSE”). Your bank may charge you a fee for wiring same-day funds.

Transactions through www.morgancreekfunds.com: You may purchase the Fund’s shares and redeem the Fund's shares through the website www.morgancreekfunds.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or Individual Retirement Account (“IRA”) Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have Automated Clearing House (“ACH”) instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  The Fund, its transfer agent, distributor and adviser will not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers on specified days of each month into your established Fund account.  Please contact the Fund at 1-855-489-9939 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by Internet or by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Morgan Creek Tactical Allocation Fund.”  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. Eastern Time will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
•    the name of the Fund and share class
•    the dollar amount of shares to be purchased
•    a completed purchase application or investment stub check payable to the “Morgan Creek Tactical Allocation Fund”

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-855-489-9939 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	Express/Overnight Mail Morgan Creek Tactical Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-489-9939.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Fund, the transfer agent, and their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Transactions through www.morgancreekfunds.com: You may purchase redeem the Fund's shares through the website www.morgancreekfunds.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or Individual Retirement Account (“IRA”) Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider redeeming shares by another method.  The Fund, its transfer agent, distributor and adviser will not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-855-489-9939 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•	The request must identify your account number;

•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•
If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Fund falls below $250, the Fund may notify you that, unless the account is brought up to at least $250 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $250 due to a decline in NAV.

Additional Compensation to Servicing Agents

The Adviser and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be upfront or ongoing payments or both. Agents may agree to provide a variety of shareholder services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on “approved” or “select” lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by the Transfer Agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.

DIVIDENDS AND CAPITAL GAINS

Dividends.  The Fund will declare and pay a dividend from its net investment income, and distributions from its realized net short-term and net long-term capital gains, if any, at least annually, by automatically reinvesting (unless a shareholder has elected to receive cash) such dividends and distributions of short-term or long-term capital gains in additional shares of the Fund at the NAV on the ex-date of the dividends or distributions.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

Federal Income Taxes.  The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax laws, the Fund generally will not pay federal income taxes. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, even if you reinvest them in additional shares.  Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income. It is possible that a portion of the dividends paid from the net investment income of the Fund will constitute “qualified dividend income” eligible for taxation at reduced rates.  The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividend income.”

Distributions paid from the Fund’s long-term capital gains and properly reported by the Fund as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A distribution by the Fund reduces the net asset value of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a return of a portion of your investment.

Under the Health Care and Education Reconciliation Act of 2010, income from the Fund may also be subject to a new 3.8 percent “net investment income tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

The Fund may pay a return of capital distribution to you by distributing more cash than its current accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Fund and tax regulations.

Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from the Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

The Fund is required to withhold federal income tax (“backup withholding”) from dividend payments, capital gain distributions and redemption proceeds for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

To the extent that the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in you including in gross income your share of foreign income taxes paid by the Fund and that may permit you either to claim a foreign tax credit with respect to such foreign taxes or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.  Your ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations, as a result of which you may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), the Fund generally will withhold U.S. federal income tax at the rate of 30% on dividends (other than dividends which the Fund properly reports as long-term capital gain distributions) paid to you.  You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.   For taxable years of the Fund beginning before January 1, 2014, certain interest-related dividends and short-term capital gain dividends are not subject to this withholding tax.

Distributions paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 may be subject to a U.S. withholding tax of 30% in the case of (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Householding

The Fund will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-489-9939 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus; therefore, no financial highlights are shown for the Fund.

OTHER INFORMATION

If you have any questions about the Morgan Creek Tactical Allocation Fund, please contact Morgan Creek as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (“SAI”) and annual or semi-annual reports to shareholders (when available) on the Fund’s web site at www.morgancreekfunds.com or by contacting Morgan Creek at the telephone number or address noted below.

The SAI provides more details about the Fund and its policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The reports will contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance for the most recent six- and twelve-month periods.

Online

www.morgancreekfunds.com or via e-mail at morgancreeksupport@geminifund.com

Telephone

1-855-489-9939 Shareholder service representatives are available Monday through Friday 8:30 a.m. to 6:30 p.m. EST.

Mail

Morgan Creek Tactical Allocation Fund
c/o Gemini Fund Services, LLC
P.O. Box 541150
Omaha, Nebraska  68154-1150

Contact the SEC

You can go to the SEC’s web site (http://www.sec.gov) to view these and other documents that the Fund has filed electronically with the SEC.

Copies of this information may also be obtained for the cost of duplicating by writing to the Public Reference Section of the SEC, Washington, DC, 20549-1520 or be electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for information.

Investment Company Act File Number: 811-22754